UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 28, 2003

SOUTHWEST BANCORPORATION OF TEXAS, INC.
(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)		77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
INDEX TO EXHIBITS
Presentation given October 28, 2003

Item 7 (c). Exhibits.

Exhibit 99.1	Presentation given October 28, 2003.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

     On October 28, 2003, the Company presented information regarding the third quarter operational results and information regarding the merger with Lone Star Bank to investors at the U.S. Bancorp Piper Jaffray Financial Services Conference. A presentation given at this conference is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. This information is being furnished pursuant to Item 9 and pursuant to Item 12 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.

	By:	/s/ LAURENCE L. LEHMAN III

Dated: October 28, 2003		Laurence L. Lehman III Controller

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INDEX TO EXHIBITS

Exhibit	Description

99.1	Presentation given October 28, 2003.

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